Exhibit 10.23

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$15,000,000.00	09-14-2023	09-14-2027	350681984			YK

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

Principal Amount: $15,000,000.00	Date of Agreement: September 17, 2026

DESCRIPTION OF EXISTING INDEBTEDNESS. A Revolving Line of Credit evidenced by that certain Promissory Note dated September 14, 2023 in the original principal amount of $15,000,000.00 (“Note”), together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the Note or Loan Agreement.

Note that capitalized terms not defined herein have meanings provided in the Note, Loan Agreement, or any “Related Documents” (as that term is defined in the Loan Agreement), as applicable.

DESCRIPTION OF COLLATERAL. A security interest in assets of Borrower, described in that certain Commercial Security Agreement dated September 14, 2023, and executed by Borrower in favor of Lender.

DESCRIPTION OF CHANGE IN TERMS. Upon execution of this Change in Terms Agreement (“Agreement”), the Note, the Loan Agreement, and any Related Documents are hereby modified as follows:

1.	The date on which all outstanding principal is due and payable (together with any accrued but unpaid interest thereon) (“Maturity Date”) is hereby extended to September 14, 2027 from September 14, 2026. Notwithstanding the extension of the maturity date, Borrower shall make regular monthly payments of all accrued unpaid interest due as of each payment date.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

LINE USAGE. The usage of the Loan shall be governed by the limits with maximum outstanding not to exceed $15,000,000.00. Maximum Working Capital Advances and Issuance of Standby Letters of Credit in the aggregate shall not exceed $15,000,000.00.

Working Capital Advances. Working Capital Advances with a maximum expiration equal to the Maturity of the Note in amounts not to exceed in the aggregate of $15,000,000.00

Standby Letters of Credit. Issuance of Standby letter of credit with a maximum expiration equal to the Maturity of the Note in amounts not to exceed in the aggregate of $15,000,000.00.

LOAN COVENANTS AND CONDITIONS. An exhibit, titled “LOAN COVENANTS AND CONDITIONS,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, EACH OF THE UNDERSIGNED READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH OF THE UNDERSIGNED AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ Youngseok Park
YOUNGSEOK PARK aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LENDER:

BANK OF HOPE

X
Authorized Signer

LaserPro, Ver. 25.3.10.002 Copr. Finastra USA Corporation 1997, 2026.     All Rights Reserved.      - CA C:\CFIWCA\CFI\LPL\D20C.FC TR-29596 PR-56 (M)

LOAN COVENANTS AND CONDITIONS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$15,000,000.00	09-14-2023	09-14-2027	350681984			YK

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

This LOAN COVENANTS AND CONDITIONS is attached to and by this reference is made a part of the Change In Terms Agreement, dated September 17, 2026, and executed in connection with a loan or other financial accommodations between BANK OF HOPE and SIMWON AMERICA CORP.

The Loan Covenants in the Change in Terms Agreement dated September 26, 2025, between the Borrower and Lender (“Loan Agreements”) are hereby modified as follows:

Reporting Requirements for Borrower

1.	Annual Financial Statements, Audited, dated June 30 shall be submitted annually within 120 days after the end of fiscal year.

2.	Company Prepared Interim Financial Statements shall be submitted quarterly, not later than 45 days after the interim period.

3.	Accounts Receivable Aging Report shall be submitted quarterly in detailed format acceptable to the Bank, not later than 30 days after the end of the period.

4.	Accounts Payable Aging Report shall be submitted quarterly in detailed format acceptable to the Bank, not later than 30 days after the end of the period.

Reporting Requirements for Guarantor

1.	Guarantor(s) Audited, for the fiscal year ending December 31 shall be submitted annually, no later than 120 days after the applicable filing date for the tax reporting period ended.

Financial Covenants and Other Conditions

1.	Borrower shall maintain Annual net profit not less than $10,000,000.00.

2.	Borrower shall maintain Debt Service Coverage Ratio of not less than 1.50x. DSCR: Earnings Before Interest, Tax, Depreciation, and Amortization divided by Actual Interest Expense + Current Portion of Capitalized Leases + Other Business Obligations.

3.	Borrower shall maintain Current Ratio not less than 1.10x.

4.	Borrower shall maintain Debt to Effective Tangible Net Worth not to exceed 3.00x. Debt/ETNW: Total Liabilities - Subordinated Shareholder and Affiliate Debt divided by Book Net Worth - Intangible Assets and Loans to Shareholders/Affiliates/Officers/Employees + Subordinated shareholder and Affiliate Debt.

5.	Borrower shall maintain primary deposit relationship with the Bank.

6.	A portion of A/P to Simwon Tech, Inc. in the amount of $10,000,000.00 will be subordinated to Bank of Hope.

7.	A/P to Simwon Tech Inc. not less than $10,000,000.00.

8.	Borrower shall provide Lender with copies of renewed or amended lease agreements no later than 30 days prior to lease expiration.

9.	Borrower shall notify the Lender of any material equity ownership changes exceeding 5% and provide timely updates regarding the equity investment by outside investors.

THIS LOAN COVENANTS AND CONDITIONS IS EXECUTED ON SEPTEMBER 17, 2026.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ Youngseok Park
YOUNGSEOK PARK aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LENDER:

BANK OF HOPE

X
Authorized Signer

LaserPro, Ver. 25.3.10.002 Copr. Finastra USA Corporation 1997, 2026. All Rights Reserved. - CA
C:\CFIWCA\CFI\LPL\D20C.FC TR-29596 PR-56 (M)

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$15,000,000.00	09-14-2023	09-14-2027	350681984			YK

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Grantor:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

INSURANCE REQUIREMENTS. Grantor, SIMWON AMERICA CORP. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: LENDER’S LOSS PAYABLE; LENDER ADDITIONAL INSURED - GENERAL LIABILITY; and further stipulating that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE COMPANY. The Insurance Company should be a licensed insurance carrier with a national rating of “A.M. Best Rating B+ or better”.

COMMENTS. Lender’s Loss Payable Endorsement and/or Standard mortgagee’s clause to read: Bank of Hope, its successors and/or assigns, 3731 Wilshire Blvd., #200, Los Angeles, CA 90010.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of September 17, 2026, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 17, 2026.

GRANTOR:

SIMWON AMERICA CORP.

By:	/s/ Youngseok Park
YOUNGSEOK PARK aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: _______________________	PHONE _________________________
____________
AGENT’S NAME: _________________________________
AGENCY: _______________________________________________
ADDRESS: __________________________________________________________________________
INSURANCE COMPANY: ____________________________________________
POLICY NUMBER: __________________________
EFFECTIVE DATES: _________________________________________________________________________
____________________________________________________________________________________
COMMENTS: ________________________________________________________________________
____________________________________________________________________________________

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $15,000,000.00	Loan Date 09-14-2023	Maturity 09-14-2027	Loan No 350681984	Call / Coll	Account	Officer YK	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $15,000,000.00 due on September 14, 2027. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To support the Borrower’s inventory purchase and working capital and to support issuance of Standby L/C.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $15,000,000.00 as follows:

Other Disbursements:	$15,000,000.00
$15,000,000.00 Renewal

Note Principal:	$15,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$16,500.00
$15,000.00 Loan Fee
$1,500.00 Documentation Fee
Other Charges Paid in Cash:	$80.00
$80.00 UCC Pre-search Fee

Total Charges Paid in Cash:	$16,580.00

NOTICE FOR DISBURSEMENT. The loan disbursement amount paid to Borrower and others on Borrower’s behalf can be changed depending on loan disbursement date without separate Borrower’s consent.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 17, 2026.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ Youngseok Park
Youngseok Park aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LaserPro, Ver. 25.3.10.002 Copr. Finastra USA Corporation 1997, 2026. All Rights Reserved. - CA
C:\CFIWCA\CFI\LPL\I20.FC TR-29596 PR-56

3200 Wilshire Blvd. Suite 400
Los Angeles, CA 90010

Debit Authorization

9/17/2026

Bank of Hope is hereby authorized to debit the following customer’s account.

1.	Account Authorized to Debit

	Account Name:	SIMWON AMERICA CORP.

	Account No.:	6400264838

2.	To Pay

Amount of Debit: $16,580.00 (Line of Credit Renewal Closing Fees)

Loan No./Note No.: 350681984

Name:	YOUNGSEOK PARK
Title:	PRESIDENT
By	/s/ Youngseok Park

Beneficial Ownership Certification Form

Section II – Legal Entity Information

Full Name of Legal Entity	Legal Entity Type	Legal Entity Address	Tax ID Number	Account Number (if known)	Account/Product Type (if known)
SIMWON AMERICA CORP.	C CORP	400 D’ARCY PARKWA400 LATHROP CA 95330	38-4009564	350681984	CLOC

Section III – Ultimate Beneficial Ownership Information (Ownership Prong)

Anyone directly or indirectly, through any contract, arrangement, relationship, or otherwise, owns 25% or more of the equity interests of the Legal Entity listed above (If legal entity formed outside of United States, threshold is 10%. Please attach a separate page if additional space is needed)

CIP Information					ID Verification
Name	DOB	SSN*	Physical Address	% of Ownership	Type of ID (W/Pic)	ID Number	Issued by	Issued Date	Exp. Date
N/A

ID Types for U.S. persons (all must be unexpired): Driver’s licenses or other state photo identity cards issued by Department of Motor Vehicles (or equivalent); U.S. passport; U.S. passport card; DHS trusted traveler cards (Global Entry, NEXUS, SENTRI, FAST); U.S. Department of Defense ID; Permanent resident card; Federally recognized, tribal-issued photo ID.

ID Types for Non-U.S. persons: Unexpired government-issued identification evidencing nationality or residence and bearing a photograph or similar safeguard, such as a driver’s license or passport.

*Note: For Non-U.S. persons - SSN, passport or similar identification number. In lieu of a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

If no individual meets this definition, please enter “Not Applicable” below and explain (i.e. All ≤25%; Charity/Non-Profit & etc.):

SIMWON AMERICA CORP. IS 100% OWNED BY PARENT COMPANY, SIMWON TECH INC. IN S. KOREA.

Beneficial Owner Detail: As applicable, explain any layers of Beneficial Ownership, etc. (Example, ABC Co. is 50% owned by 123 Corp. 123 Corp. is 50% owned by John Doe; therefore, John is a 25% Beneficial Owner of ABC Co.)

SIMWON AMERICA CORP. IS 100% OWNED BY PARENT COMPANY, SIMWON TECH INC. IN S. KOREA.

Section IV – Individual with Significant Control (Control Prong)

Please provide the following information for one individual with significant responsibility for managing or directing the Legal Entity listed above, including, an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or Any other individual who regularly performs similar functions. (If appropriate, an individual listed under Section III above may also be list in Section IV)

Name	DOB	SSN*	Physical Address	Type of ID	ID Number	Issued by	Issued Date	Exp. Date
YOUNGSEOK PARK	7/24/1974	###-##-####	2187 GOLDCREST CIR PLEASANTON, CA 94566	Passport	M29833555	KR	7/4/2019	7/4/2029

*Note: For Non-U.S. persons - SSN, passport or similar identification number. In lieu of a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Section V – Certification

I, YOUNGSEOK PARK, PRESIDENT (name and title of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature:	/s/ Youngseok Park	Date:	9/17/2026

ELECTRONIC SIGNATURE ACKNOWLEDGEMENT AND CONSENT FORM

I, Young Seok Park, as President & Secretary of SIMWON AMERICA CORP., agree and understand that by signing the Electronic Signature Acknowledgment and Consent Form, that all electronic signatures are the legal equivalent of my manual/handwritten signature and I consent to be legally bound to this agreement. I further agree my signature on this document is as valid as if I signed the document in writing. This is to be used in conjunction with the use of electronic signatures on all forms regarding any and all future documentation with a signature requirement, should I elect to have signed electronically.

Under penalty of perjury, I herewith affirm that my electronic signature, and all future electronic signatures, were signed by myself with full knowledge and consent and am legally bound to these terms and conditions.

Signature:	/s/ Youngseok Park	Date:	9/17/2026